                                                                Exhibit 10




                               May 1, 2002



Mr. Richard K. Smucker
The J. M. Smucker Company
Strawberry Lane
Orrville, Ohio 44667-0280

Dear Richard:

         The purpose of this letter agreement, together with the identical agreement that your brother is signing separately today, is to preserve the value of your family's historical involvement in the business and affairs of the Company in the event of your termination of active employment. Accordingly, this Agreement evidences your commitment to maintain your public representation of the Company for at least three years after termination, in consideration for the compensation described below, subject to the terms and conditions set forth in this Agreement.

         1. GENERAL. If your employment with the Company terminates under any circumstances other than those described in Section 3, so long as you comply with Section 2, you will be entitled to receive the following compensation during the three year period ("Service Period") beginning on your termination date and ending on its third anniversary.

         (a) Salary. Your salary will continue at the rate in effect on your termination date, payable at the same times and in the same amounts as if your employment had not terminated.

         (b) Bonus. Each time the Company pays annual bonuses to its executives during the Service Period, you will receive a lump sum payment equal to one-half of the annual target award most recently approved for you by the Executive Compensation Committee under the Company's Management Incentive Plan.

         (c) Options and Restricted Shares. All stock options you hold under any equity incentive plan of the Company will immediately vest and all restricted shares you hold under any equity incentive plan of the Company will continue to vest during the Service Period pursuant to the vesting schedule set forth in the agreements governing the restricted shares.

         (d) Benefits. You and your eligible dependents will be entitled to receive those benefits and perquisites, including, without limitation, medical insurance and life insurance, but excluding stock options, restricted shares or other equity-based benefits, for which substantially all of the executives of the Company are from time to time generally eligible, as determined from time to time by the Executive Compensation Committee (the "Standard Executive Benefits Package").

At the end of the Service Period, if you elect to begin receiving your Monthly Retirement Benefit under the SERP (as such terms are defined in Section 3(a), below), you will be entitled to do so without reduction of benefits for early retirement, unless prior to the end of the Service Period you have elected to begin receiving your Monthly Retirement Benefit with such reduction factors applied.

         2. PUBLIC REPRESENTATION. During the Service Period you will continue to represent the Company publicly in accordance with the wishes of the Board of Directors, and you will take such other actions as the Board or its designee may reasonably request in order to ensure the continued identification of your family and its values with the Smucker's brand. Without limiting the generality of the foregoing, during the Service Period you will:

         (a)  attend the Annual Meeting,

         (b)  participate in employee events,

         (c)  appear at promotional events,

         (d) authorize the exclusive use of your name, persona and likeness throughout the Service Period, and thereafter insofar as your name, persona or likeness is embodied in publicity, advertising or other marketing materials used by the Company at any time before the end of the Service Period,

         (e) participate in high-level meetings with customers and prospective customers of the Company, and

         (f) represent the Company to its other constituents and the communities in which the Company operates, as appropriate.

         3. CERTAIN TERMINATIONS. If your employment terminates because of your death, Disability (as defined below) or Retirement (as defined below), or if the Company terminates your employment for Cause (as defined below), or if you choose to terminate your employment for Good Reason (as defined below), your compensation will be governed by this Section 3.

         (a) Disability. If your employment terminates on account of your having become unable (as determined by the Board in good faith) to perform your employment duties regularly by reason of illness or incapacity for a period of more than 6 consecutive months ("Disability"), (i) you will be entitled to receive the benefits you would have received during the Service Period as described in Sections 1(a), (b) and (d) for a period of three years after the date upon which the Disability is determined to have occurred, (ii) all stock options and restricted shares granted to you under any equity incentive plan of the Company will immediately vest, (iii) you will commence receiving your Monthly Retirement Benefit (as defined in the Company's Top Management Supplemental Retirement Benefit Plan (May 1, 1999 Restatement) (the "SERP")) under the SERP as of the third anniversary of the date upon which the Disability is determined to have occurred and the Monthly Retirement Benefit will be calculated without regard to the early retirement reduction factors described in
Section 2.2 of the SERP, regardless of whether you have reached your Normal Retirement Date (as defined in the SERP), (iv) you will be entitled to receive any salary which has accrued but is unpaid and any reimbursable expenses which have been incurred but are unpaid and (v) you will be entitled to any option rights, restricted stock or other equity awards or plan benefits which by their terms extend beyond termination of your employment (but only to the extent provided in any option previously granted to you or any other benefit plan in which you participated as an employee of the Company).

         (b) Death. If your employment terminates on account of your death, your beneficiaries, your dependents or your estate, as the case may be, will be entitled to receive the benefits described in Sections 3(a)(i) through 3(a)(v), with the phrase "the date of your death" being substituted in place of "the date upon which the Disability is determined to have occurred" in subsections (a)(i) and (a)(iii).

         (c) Retirement. If you voluntarily terminate your employment and you commence receiving your Monthly Retirement Benefit under the SERP ("Retirement"), (i) the Company will pay you any salary which has accrued but is unpaid and will reimburse you for any reimbursable expenses which have been incurred but are unpaid, (ii) you will be entitled to any option rights, restricted stock or other equity awards or plan benefits which by their terms extend beyond termination of employment (but only to the extent provided in any option granted to you or any other benefit plan in which you participated as an employee of the Company) and (iii) you will be entitled to receive any benefits to which you are entitled pursuant to the requirements of Part 6 of Subtitle B of Title I of the Employee Retirement Income Security Act of 1974, as amended.

         (d) Termination by the Company without Cause. If the Company terminates your employment other than for Disability or for Cause, you will be entitled to receive the benefits described in Sections 3(a)(i) through 3(a)(v), with the phrase "the date of termination" being substituted in place of "the date upon which the Disability is determined to have occurred" in subsections (a)(i) and
(a)(iii).

         For purposes of this Agreement, "Cause" means:

                  (i) your willful and continued failure to perform your duties;

                  (ii) gross negligence or willful misconduct by you with respect to the Company or any of its subsidiaries or affiliates;

                  (iii) your breach of any of the agreements in Section 4 or 5 prior to the end of your employment with the Company; or

                  (iv) your conviction of a felony or a crime involving moral turpitude.

         Notwithstanding the foregoing, in no event will you be deemed to have been terminated for "Cause" unless prior to your termination the Company has delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than two-thirds of the directors then in office at a meeting of the Board called and held for such purpose, after reasonable notice to you and an opportunity for you, together with your counsel (if you choose to have counsel present at such meeting), to be heard before the Board, finding that, in the good faith opinion of the Board, you committed an act constituting "Cause" and specifying the particulars of such act in detail. While such a determination will be a condition precedent for the existence of "Cause" for purposes of this Agreement, such a determination will not be determinative or create a presumption that "Cause" in fact exists and nothing in this Agreement will limit your right or the right or your beneficiaries to contest the validity or propriety of any such determination.

         (e) Termination by You for Good Reason. If you terminate your employment for Good Reason by means of advance written notice to the Company at least 30 days prior to the effective date of such termination identifying such termination as a termination for Good Reason and identifying the Good Reason, you will be entitled to receive the benefits described in Sections 3(a)(i) through 3(a)(v).

         For purposes of this Agreement, "Good Reason" means:

                  (i)  any downward adjustment by the Board in your salary;

                  (ii) the relocation of the Company's principal executive offices or the requirement by the Company that you change your principal place of employment to any location that is in excess of 35 miles from your principal place of employment on the date of this Agreement; or

                  (iii) any breach by the Company of this Agreement that is material and that is not cured within 30 days after written notice to the Company from you.

         (f) Termination by the Company for Cause. If the Company terminates your employment for Cause, you will be entitled to those rights described in Sections 3(c)(i) through 3(c)(iii).

         (g) Interest on Unpaid Amounts. If the Company fails to make any payment or provide any benefit required to be made or provided under this Agreement on a timely basis, the Company will pay interest on the amount or value thereof at an annualized rate of interest equal to the so-called composite "prime rate" as quoted from time to time during the relevant period in the Midwest Edition of The Wall Street Journal. This interest will be payable as it accrues on demand. Any change in the prime rate will be effective on and as of the date of such change.

         (h) No Mitigation. You will not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise. It is expressly understood that the Company's payment obligations under this Agreement will cease in the event you breach any of your obligations under Section 4 or 5.

         4. CONFIDENTIALITY. You acknowledge that the information, observations and data obtained by you while employed by the Company and during the continuance of the Service Period pursuant to this Agreement, as well as those obtained by you while employed by the

Company or any of its subsidiaries or affiliates or any predecessor prior to the date of this Agreement, concerning the business or affairs of the Company or any of its subsidiaries or affiliates or any predecessor (unless and except to the extent the foregoing become generally known to and available for use by the public other than as a result of your acts or omissions to act, "Confidential Information") are the property of the Company or such subsidiary or affiliate. Therefore, you agree that during your employment with the Company and thereafter, you will not disclose any Confidential Information without the prior written consent of the Board unless and except to the extent that such disclosure is (a) made in the ordinary course of your performance of your duties under this Agreement or (b) required by any subpoena or other legal process (in which event you will give the Company prompt notice of such subpoena or other legal process in order to permit the Company to seek appropriate protective orders), and that you will not use any Confidential Information for your own account or any other person or entity's benefit without the prior written consent of the Board. You will deliver to the Company at the termination of the later of (i) your employment or (ii) the Service Period, or at any other time the Company may reasonably request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to the Confidential Information, or to the work product or the business of the Company or any of its subsidiaries or affiliates which you may then possess or have under your control. Nothing in this Section 4 will be deemed to limit or otherwise affect any confidentiality or other similar covenant or obligation imposed on you under any other agreement with, or plan or arrangement of, the Company.

         5.  NONCOMPETITION, NONSOLICITATION.

         (a) You acknowledge that in the course of your employment with the Company and during the continuance of the Service Period; (i) you will become familiar, and during the course of your employment by the Company or any of its subsidiaries or affiliates or any predecessor prior to the date of this Agreement, you have become familiar, with trade secrets and customer lists of and proprietary information regarding the business of the Company and its subsidiaries and affiliates and predecessors; (ii) such trade secrets and customer lists of and proprietary information regarding the business of the Company and its subsidiaries and affiliates and predecessors are confidential and the exclusive property of the Company; and (iii) that your services have been and will be of special, unique and extraordinary value to the Company. You agree that you will not disclose, divulge, discuss, copy or otherwise use or cause to be used in any manner in competition with, or contrary to the interests of, the Company, the trade secrets and customer lists of and proprietary information regarding the business of the Company and its subsidiaries and affiliates and predecessors.

         (b) You agree that during your employment with the Company and until the later of (i) three years after termination of your employment with the Company or (ii) three years after termination of the Service Period, you will not in any manner, directly or indirectly, through any person, firm or corporation, alone or as a member of a partnership or as an officer, director, shareholder, investor or employee of or in any other corporation or enterprise or otherwise, engage or be engaged in, or assist any other person, firm, corporation or enterprise in engaging or being engaged in, any business then actively being conducted by the Company or any of its subsidiaries or affiliates or any business similar to the businesses then conducted or contemplated to be conducted by the Company or any of its subsidiaries or affiliates.

         (c) You further agree that during your employment with the Company and until the later of (i) three years after termination of your employment with the Company or (ii) three years after termination of the Service Period, you will not in any manner, directly or indirectly, induce or attempt to induce any employee of the Company or of any of its subsidiaries or affiliates to quit or abandon his or her employ.

         (d) Nothing in this Section 5 will prohibit you from being: (i) a shareholder in a mutual fund or a diversified investment company or (ii) a passive owner of not more than 5% of the outstanding equity securities of any class of a corporation or other entity which is publicly traded, so long as you have no active participation in the business of such corporation or other entity.

         (e) In the event you violate any legally enforceable provision of this Agreement as to which there is a specific time period during which you are prohibited from taking certain actions or from engaging in certain activities, as set forth in this Agreement, then, in such event, the violation shall toll the running of such time period from the date of such violation until the violation ceases.

         (f) You acknowledge that you have carefully considered the nature and extent of the restrictions on you and the rights and remedies conferred on the Company under this Agreement. You further acknowledge and agree that the same are reasonable in time and territory, are designed to eliminate competition which would otherwise be unfair to the Company, do not stifle your inherent skill and experience, would not operate as a bar to your sole means of support, are fully required to protect the legitimate interests of the Company and do not confer a benefit upon the Company disproportionate to your detriment.

         (g) If, at the time of enforcement of this Section 5, a court holds that the restrictions stated in this Section 5 are unreasonable under circumstances then existing, you and the Company agree that the maximum period, scope or geographical area reasonable under such circumstances will be substituted for the stated period, scope or area and that the court will be allowed to revise the restrictions contained in this Section 5 to cover the maximum period, scope and area permitted by law.

         (h) Nothing in this Section 5 will be deemed to limit or otherwise affect any noncompetition or nonsolicitation or other similar covenant or obligation imposed on you under any other agreement with, or plan or arrangement of, the Company.

         6. ENFORCEMENT. Because your services are unique and because you have access to Confidential Information and work product, you agree that the Company would be damaged irreparably in the event any of the provisions of Section 4 or 5 were not performed in accordance with their specific terms or were otherwise breached and that money damages would be an inadequate remedy for any such non-performance or breach. Therefore, the Company or its successors or assigns will be entitled, in addition to other rights and remedies existing in their favor, to an injunction or injunctions to prevent any non-performance, breach or threatened breach of any of such provisions and to enforce such provisions specifically (without posting a bond or other security).

         7. REPRESENTATIONS. You represent and warrant to the Company that (a) the execution, delivery and performance of this Agreement by you does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which you are a party or by which you are bound, (b) you are not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity and (c) upon the execution and delivery of this Agreement by the Company, this Agreement will be the valid and binding obligation of you, enforceable in accordance with its terms.

         8. SURVIVAL. Subject to any limits on applicability, Sections 4 and 5 will survive and continue in full force in accordance with their terms notwithstanding any termination of your employment with the Company or the termination of the Service Period.

         9. NOTICES. Any notice provided for in this Agreement must be in writing and must be either personally delivered, sent by reputable overnight carrier or mailed by first class mail, return receipt requested. Any notice to you will be delivered to the last home address on file with the Company and any notice to the Company should be delivered to:

                  The J. M. Smucker Company
                  Strawberry Lane
                  Orrville, Ohio  44667-0280
                  Attention: General Counsel

or such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered, sent or mailed.

         10. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained in this Agreement.

         11. COMPLETE AGREEMENT. This Agreement embodies the complete agreement and understanding between the parties with respect to the subject matter in this Agreement and effective as of its date supersedes and preempts any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter in this Agreement in any way.

         12. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which will be deemed to be an original and both of which taken together will constitute one and the same agreement.

         13. SUCCESSORS AND ASSIGNS. This Agreement will bind and inure to the benefit of and be enforceable by you, the Company and your or its respective heirs, executors, personal representatives, successors and assigns, except that neither you nor the Company may assign any of your or its rights or delegate any of your or its obligations under this Agreement without the prior written consent of the other party. You consent to the assignment by the Company of all of its rights and obligations in this Agreement to any successor to the Company by merger or consolidation or purchase of all or substantially all of the Company's assets, provided such transferee or successor assumes the liabilities of the Company in this Agreement.

         14. CHOICE OF LAW. This Agreement will be governed by the internal law, and not the laws of conflicts, of the State of Ohio.

         15. AMENDMENT AND WAIVER. This Agreement may be amended only with the prior written consent of the parties, and no course of conduct or failure or delay in enforcing the provisions of this Agreement will affect the validity, binding effect or enforceability of this Agreement.

         16. PROHIBITION ON PARTICIPATION. If under any provision of this Agreement you and your dependents become entitled to receive the benefits provided under the Standard Executive Benefits Package and you are not eligible to participate in any of the plans or programs set forth in the Standard Executive Benefits Package, the Company will reimburse you, on a monthly basis, for any premiums or other fees paid by you to obtain benefits (for you and your dependents) equivalent to the Standard Executive Benefits Package.

         17. RIGHT TO TERMINATE AGREEMENT UPON A CHANGE IN CONTROL. Notwithstanding any provision in this Agreement to the contrary, in the event of a Change in Control (as defined from time to time in the Company's 1998 Equity and Performance Incentive Plan, or any successor to that plan), you will have the right to terminate this Agreement upon 30 days' written notice to the Company, and upon the Company's receipt of such notice this Agreement will immediately become null and void and have no further force or effect.

         If you agree to the terms set forth above, please sign and date a copy of this Agreement below and return it to the undersigned.

                                Very truly yours,

                                THE J. M. SMUCKER COMPANY



                                     By: /s/ Steven J. Ellcessor
                                     ---------------------------
                                     Steven J. Ellcessor
                                     Vice President, Finance and Administration,
                                     Secretary, and Chief Financial Officer

       Accepted and agreed to:



       /s/ Richard K. Smucker                   Date:  May 1, 2002
       ------------------------------                 --------------------------
       Richard K. Smucker

                               May 1, 2002



Mr. Timothy P. Smucker
The J. M. Smucker Company
Strawberry Lane
Orrville, Ohio 44667-0280

Dear Tim:

         The purpose of this letter agreement, together with the identical agreement that your brother is signing separately today, is to preserve the value of your family's historical involvement in the business and affairs of the Company in the event of your termination of active employment. Accordingly, this Agreement evidences your commitment to maintain your public representation of the Company for at least three years after termination, in consideration for the compensation described below, subject to the terms and conditions set forth in this Agreement.

         1. GENERAL. If your employment with the Company terminates under any circumstances other than those described in Section 3, so long as you comply with Section 2, you will be entitled to receive the following compensation during the three year period ("Service Period") beginning on your termination date and ending on its third anniversary.

         (a) Salary. Your salary will continue at the rate in effect on your termination date, payable at the same times and in the same amounts as if your employment had not terminated.

         (b) Bonus. Each time the Company pays annual bonuses to its executives during the Service Period, you will receive a lump sum payment equal to one-half of the annual target award most recently approved for you by the Executive Compensation Committee under the Company's Management Incentive Plan.

         (c) Options and Restricted Shares. All stock options you hold under any equity incentive plan of the Company will immediately vest and all restricted shares you hold under any equity incentive plan of the Company will continue to vest during the Service Period pursuant to the vesting schedule set forth in the agreements governing the restricted shares.

         (d) Benefits. You and your eligible dependents will be entitled to receive those benefits and perquisites, including, without limitation, medical insurance and life insurance, but excluding stock options, restricted shares or other equity-based benefits, for which substantially all of the executives of the Company are from time to time generally eligible, as determined from time to time by the Executive Compensation Committee (the "Standard Executive Benefits Package").

At the end of the Service Period, if you elect to begin receiving your Monthly Retirement Benefit under the SERP (as such terms are defined in Section 3(a), below), you will be entitled to do so without reduction of benefits for early retirement, unless prior to the end of the Service Period you have elected to begin receiving your Monthly Retirement Benefit with such reduction factors applied.

         2. PUBLIC REPRESENTATION. During the Service Period you will continue to represent the Company publicly in accordance with the wishes of the Board of Directors, and you will take such other actions as the Board or its designee may reasonably request in order to ensure the continued identification of your family and its values with the Smucker's brand. Without limiting the generality of the foregoing, during the Service Period you will:

         (a)  attend the Annual Meeting,

         (b)  participate in employee events,

         (c)  appear at promotional events,

         (d) authorize the exclusive use of your name, persona and likeness throughout the Service Period, and thereafter insofar as your name, persona or likeness is embodied in publicity, advertising or other marketing materials used by the Company at any time before the end of the Service Period,

         (e) participate in high-level meetings with customers and prospective customers of the Company, and

         (f) represent the Company to its other constituents and the communities in which the Company operates, as appropriate.

         3. CERTAIN TERMINATIONS. If your employment terminates because of your death, Disability (as defined below) or Retirement (as defined below), or if the Company terminates your employment for Cause (as defined below), or if you choose to terminate your employment for Good Reason (as defined below), your compensation will be governed by this Section 3.

         (a) Disability. If your employment terminates on account of your having become unable (as determined by the Board in good faith) to perform your employment duties regularly by reason of illness or incapacity for a period of more than 6 consecutive months ("Disability"), (i) you will be entitled to receive the benefits you would have received during the Service Period as described in Sections 1(a), (b) and (d) for a period of three years after the date upon which the Disability is determined to have occurred, (ii) all stock options and restricted shares granted to you under any equity incentive plan of the Company will immediately vest, (iii) you will commence receiving your Monthly Retirement Benefit (as defined in the Company's Top Management Supplemental Retirement Benefit Plan (May 1, 1999 Restatement) (the "SERP")) under the SERP as of the third anniversary of the date upon which the Disability is determined to have occurred and the Monthly Retirement Benefit will be calculated without regard to the early retirement reduction factors described in
Section 2.2 of the SERP, regardless of whether you have reached your Normal Retirement Date (as defined in the SERP), (iv) you will be entitled to receive any salary which has accrued but is unpaid and any reimbursable expenses which have been incurred but are unpaid and (v) you will be entitled to any option rights, restricted stock or other equity awards or plan benefits which by their terms extend beyond termination of your employment (but only to the extent provided in any option previously granted to you or any other benefit plan in which you participated as an employee of the Company).

         (b) Death. If your employment terminates on account of your death, your beneficiaries, your dependents or your estate, as the case may be, will be entitled to receive the benefits described in Sections 3(a)(i) through 3(a)(v), with the phrase "the date of your death" being substituted in place of "the date upon which the Disability is determined to have occurred" in subsections (a)(i) and (a)(iii).

         (c) Retirement. If you voluntarily terminate your employment and you commence receiving your Monthly Retirement Benefit under the SERP ("Retirement"), (i) the Company will pay you any salary which has accrued but is unpaid and will reimburse you for any reimbursable expenses which have been incurred but are unpaid, (ii) you will be entitled to any option rights, restricted stock or other equity awards or plan benefits which by their terms extend beyond termination of employment (but only to the extent provided in any option granted to you or any other benefit plan in which you participated as an employee of the Company) and (iii) you will be entitled to receive any benefits to which you are entitled pursuant to the requirements of Part 6 of Subtitle B of Title I of the Employee Retirement Income Security Act of 1974, as amended.

         (d) Termination by the Company without Cause. If the Company terminates your employment other than for Disability or for Cause, you will be entitled to receive the benefits described in Sections 3(a)(i) through 3(a)(v), with the phrase "the date of termination" being substituted in place of "the date upon which the Disability is determined to have occurred" in subsections (a)(i) and
(a)(iii).

         For purposes of this Agreement, "Cause" means:

                  (i) your willful and continued failure to perform your duties;

                  (ii) gross negligence or willful misconduct by you with respect to the Company or any of its subsidiaries or affiliates;

                  (iii) your breach of any of the agreements in Section 4 or 5 prior to the end of your employment with the Company; or

                  (iv) your conviction of a felony or a crime involving moral turpitude.

         Notwithstanding the foregoing, in no event will you be deemed to have been terminated for "Cause" unless prior to your termination the Company has delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than two-thirds of the directors then in office at a meeting of the Board called and held for such purpose, after reasonable notice to you and an opportunity for you, together with your counsel (if you choose to have counsel present at such meeting), to be heard before the Board, finding that, in the good faith opinion of the Board, you committed an act constituting "Cause" and specifying the particulars of such act in detail. While such a determination will be a condition precedent for the existence of "Cause" for purposes of this Agreement, such a determination will not be determinative or create a presumption that "Cause" in fact exists and nothing in this Agreement will limit your right or the right or your beneficiaries to contest the validity or propriety of any such determination.

         (e) Termination by You for Good Reason. If you terminate your employment for Good Reason by means of advance written notice to the Company at least 30 days prior to the effective date of such termination identifying such termination as a termination for Good Reason and identifying the Good Reason, you will be entitled to receive the benefits described in Sections 3(a)(i) through 3(a)(v).

         For purposes of this Agreement, "Good Reason" means:

                  (i)  any downward adjustment by the Board in your salary;

                  (ii) the relocation of the Company's principal executive offices or the requirement by the Company that you change your principal place of employment to any location that is in excess of 35 miles from your principal place of employment on the date of this Agreement; or

                  (iii) any breach by the Company of this Agreement that is material and that is not cured within 30 days after written notice to the Company from you.

         (f) Termination by the Company for Cause. If the Company terminates your employment for Cause, you will be entitled to those rights described in Sections 3(c)(i) through 3(c)(iii).

         (g) Interest on Unpaid Amounts. If the Company fails to make any payment or provide any benefit required to be made or provided under this Agreement on a timely basis, the Company will pay interest on the amount or value thereof at an annualized rate of interest equal to the so-called composite "prime rate" as quoted from time to time during the relevant period in the Midwest Edition of The Wall Street Journal. This interest will be payable as it accrues on demand. Any change in the prime rate will be effective on and as of the date of such change.

         (h) No Mitigation. You will not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise. It is expressly understood that the Company's payment obligations under this Agreement will cease in the event you breach any of your obligations under Section 4 or 5.

         4. CONFIDENTIALITY. You acknowledge that the information, observations and data obtained by you while employed by the Company and during the continuance of the Service Period pursuant to this Agreement, as well as those obtained by you while employed by the

Company or any of its subsidiaries or affiliates or any predecessor prior to the date of this Agreement, concerning the business or affairs of the Company or any of its subsidiaries or affiliates or any predecessor (unless and except to the extent the foregoing become generally known to and available for use by the public other than as a result of your acts or omissions to act, "Confidential Information") are the property of the Company or such subsidiary or affiliate. Therefore, you agree that during your employment with the Company and thereafter, you will not disclose any Confidential Information without the prior written consent of the Board unless and except to the extent that such disclosure is (a) made in the ordinary course of your performance of your duties under this Agreement or (b) required by any subpoena or other legal process (in which event you will give the Company prompt notice of such subpoena or other legal process in order to permit the Company to seek appropriate protective orders), and that you will not use any Confidential Information for your own account or any other person or entity's benefit without the prior written consent of the Board. You will deliver to the Company at the termination of the later of (i) your employment or (ii) the Service Period, or at any other time the Company may reasonably request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to the Confidential Information, or to the work product or the business of the Company or any of its subsidiaries or affiliates which you may then possess or have under your control. Nothing in this Section 4 will be deemed to limit or otherwise affect any confidentiality or other similar covenant or obligation imposed on you under any other agreement with, or plan or arrangement of, the Company.

         5.  NONCOMPETITION, NONSOLICITATION.

         (a) You acknowledge that in the course of your employment with the Company and during the continuance of the Service Period; (i) you will become familiar, and during the course of your employment by the Company or any of its subsidiaries or affiliates or any predecessor prior to the date of this Agreement, you have become familiar, with trade secrets and customer lists of and proprietary information regarding the business of the Company and its subsidiaries and affiliates and predecessors; (ii) such trade secrets and customer lists of and proprietary information regarding the business of the Company and its subsidiaries and affiliates and predecessors are confidential and the exclusive property of the Company; and (iii) that your services have been and will be of special, unique and extraordinary value to the Company. You agree that you will not disclose, divulge, discuss, copy or otherwise use or cause to be used in any manner in competition with, or contrary to the interests of, the Company, the trade secrets and customer lists of and proprietary information regarding the business of the Company and its subsidiaries and affiliates and predecessors.

         (b) You agree that during your employment with the Company and until the later of (i) three years after termination of your employment with the Company or (ii) three years after termination of the Service Period, you will not in any manner, directly or indirectly, through any person, firm or corporation, alone or as a member of a partnership or as an officer, director, shareholder, investor or employee of or in any other corporation or enterprise or otherwise, engage or be engaged in, or assist any other person, firm, corporation or enterprise in engaging or being engaged in, any business then actively being conducted by the Company or any of its subsidiaries or affiliates or any business similar to the businesses then conducted or contemplated to be conducted by the Company or any of its subsidiaries or affiliates.

         (c) You further agree that during your employment with the Company and until the later of (i) three years after termination of your employment with the Company or (ii) three years after termination of the Service Period, you will not in any manner, directly or indirectly, induce or attempt to induce any employee of the Company or of any of its subsidiaries or affiliates to quit or abandon his or her employ.

         (d) Nothing in this Section 5 will prohibit you from being: (i) a shareholder in a mutual fund or a diversified investment company or (ii) a passive owner of not more than 5% of the outstanding equity securities of any class of a corporation or other entity which is publicly traded, so long as you have no active participation in the business of such corporation or other entity.

         (e) In the event you violate any legally enforceable provision of this Agreement as to which there is a specific time period during which you are prohibited from taking certain actions or from engaging in certain activities, as set forth in this Agreement, then, in such event, the violation shall toll the running of such time period from the date of such violation until the violation ceases.

         (f) You acknowledge that you have carefully considered the nature and extent of the restrictions on you and the rights and remedies conferred on the Company under this Agreement. You further acknowledge and agree that the same are reasonable in time and territory, are designed to eliminate competition which would otherwise be unfair to the Company, do not stifle your inherent skill and experience, would not operate as a bar to your sole means of support, are fully required to protect the legitimate interests of the Company and do not confer a benefit upon the Company disproportionate to your detriment.

         (g) If, at the time of enforcement of this Section 5, a court holds that the restrictions stated in this Section 5 are unreasonable under circumstances then existing, you and the Company agree that the maximum period, scope or geographical area reasonable under such circumstances will be substituted for the stated period, scope or area and that the court will be allowed to revise the restrictions contained in this Section 5 to cover the maximum period, scope and area permitted by law.

         (h) Nothing in this Section 5 will be deemed to limit or otherwise affect any noncompetition or nonsolicitation or other similar covenant or obligation imposed on you under any other agreement with, or plan or arrangement of, the Company.

         6. ENFORCEMENT. Because your services are unique and because you have access to Confidential Information and work product, you agree that the Company would be damaged irreparably in the event any of the provisions of Section 4 or 5 were not performed in accordance with their specific terms or were otherwise breached and that money damages would be an inadequate remedy for any such non-performance or breach. Therefore, the Company or its successors or assigns will be entitled, in addition to other rights and remedies existing in their favor, to an injunction or injunctions to prevent any non-performance, breach or threatened breach of any of such provisions and to enforce such provisions specifically (without posting a bond or other security).

         7. REPRESENTATIONS. You represent and warrant to the Company that (a) the execution, delivery and performance of this Agreement by you does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which you are a party or by which you are bound, (b) you are not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity and (c) upon the execution and delivery of this Agreement by the Company, this Agreement will be the valid and binding obligation of you, enforceable in accordance with its terms.

         8. SURVIVAL. Subject to any limits on applicability, Sections 4 and 5 will survive and continue in full force in accordance with their terms notwithstanding any termination of your employment with the Company or the termination of the Service Period.

         9. NOTICES. Any notice provided for in this Agreement must be in writing and must be either personally delivered, sent by reputable overnight carrier or mailed by first class mail, return receipt requested. Any notice to you will be delivered to the last home address on file with the Company and any notice to the Company should be delivered to:

                  The J. M. Smucker Company
                  Strawberry Lane
                  Orrville, Ohio  44667-0280
                  Attention: General Counsel

or such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered, sent or mailed.

         10. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained in this Agreement.

         11. COMPLETE AGREEMENT. This Agreement embodies the complete agreement and understanding between the parties with respect to the subject matter in this Agreement and effective as of its date supersedes and preempts any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter in this Agreement in any way.

         12. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which will be deemed to be an original and both of which taken together will constitute one and the same agreement.

         13. SUCCESSORS AND ASSIGNS. This Agreement will bind and inure to the benefit of and be enforceable by you, the Company and your or its respective heirs, executors, personal representatives, successors and assigns, except that neither you nor the Company may assign any of your or its rights or delegate any of your or its obligations under this Agreement without the prior written consent of the other party. You consent to the assignment by the Company of all of its rights and obligations in this Agreement to any successor to the Company by merger or consolidation or purchase of all or substantially all of the Company's assets, provided such transferee or successor assumes the liabilities of the Company in this Agreement.

         14. CHOICE OF LAW. This Agreement will be governed by the internal law, and not the laws of conflicts, of the State of Ohio.

         15. AMENDMENT AND WAIVER. This Agreement may be amended only with the prior written consent of the parties, and no course of conduct or failure or delay in enforcing the provisions of this Agreement will affect the validity, binding effect or enforceability of this Agreement.

         16. PROHIBITION ON PARTICIPATION. If under any provision of this Agreement you and your dependents become entitled to receive the benefits provided under the Standard Executive Benefits Package and you are not eligible to participate in any of the plans or programs set forth in the Standard Executive Benefits Package, the Company will reimburse you, on a monthly basis, for any premiums or other fees paid by you to obtain benefits (for you and your dependents) equivalent to the Standard Executive Benefits Package.

         17. RIGHT TO TERMINATE AGREEMENT UPON A CHANGE IN CONTROL. Notwithstanding any provision in this Agreement to the contrary, in the event of a Change in Control (as defined from time to time in the Company's 1998 Equity and Performance Incentive Plan, or any successor to that plan), you will have the right to terminate this Agreement upon 30 days' written notice to the Company, and upon the Company's receipt of such notice this Agreement will immediately become null and void and have no further force or effect.

         If you agree to the terms set forth above, please sign and date a copy of this Agreement below and return it to the undersigned.


                                 Very truly yours,

                                 THE J. M. SMUCKER COMPANY


                                    By: /s/ Steven J. Ellcessor
                                    ---------------------------
                                    Steven J. Ellcessor
                                    Vice President, Finance and Administration,
                                    Secretary, and Chief Financial Officer

      Accepted and agreed to:



     /s/ Timothy P. Smucker                    Date:  May 1, 2002
     -----------------------------                   ---------------------------
     Timothy P. Smucker